SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):         11/26/99

Financial Asset Securitization, Inc.
   (Exact name of registrant as specified in its charter)

         Virginia     0-15483        53-1526174
(State or Other Jurisdiction (Commission      (I.R.S. Employer
   of Incorporation)         File Number)         Identification Number)

 901 East Byrd Street Richmond, Virginia                                   23219
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5Other Events

On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amont of Mortgage Participation Securities, Series 1997-NAMC 2 (the "Securities"), pursuant to the Series 1997-2 NAMC 2 Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First
National Bank of Chicago, as Trustee.
The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of conventional, one to four-family fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Pooling and Servicing Agreement. The
Mortgage Loans were purchased by the Registrant in a privately- negotiated transaction with North American Mortgage Company pursuant to a Loan
Sale Agreement (the "Sales Agreement"), dated as of June1, 1997, by and between the Registrant DLJMC the Trustee has caused to be filed with the Commission, the Monthly Report dated November 26, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates Due July 25, 2027


      A.            Monthly Report Information:
                                 See Exhibit No. 1

      B.            Have any deficiencies occurred?   NONE
                                 Date:
                                 Amount:

      C.            Item 1: Legal Proceedings: NONE

      D.            Item 2: Changes in Securities: NONE

      E.            Item 4: Submission of Matters to a Vote of
                                 Certificate Holders:  NONE

      F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

     1Monthly Distribution Report dated                   11/26/99

                                                       Reimbur-
                                             Realized  ment of
      Beginning                              Loss of   Realized   Remaining
Class Balance       Principal    Interest    Principal Losses     Balance
FXA-1         $0.00        $0.00       $0.00     $0.00      $0.00         $0.00
FXA-2 $1,733,625.00 NA            $11,557.50 NA             $0.00 $1,733,625.00
FXA-3         $0.00        $0.00       $0.00     $0.00      $0.00         $0.00
FXA-4 $4,020,110.60  $318,566.06  $24,790.68     $0.00      $0.00 $3,701,544.54
FXA-5 $4,545,000.00        $0.00  $29,163.75     $0.00      $0.00 $4,545,000.00
FXA-6 $6,223,000.00        $0.00  $40,190.21     $0.00      $0.00 $6,223,000.00
FXA-7 $1,400,000.00        $0.00   $9,333.33     $0.00      $0.00 $1,400,000.00
FXA-8 $2,663,676.72   $95,552.35  $22,197.31     $0.00      $0.00 $2,568,124.37
FXA-9 $7,272,000.00        $0.00  $43,935.00     $0.00      $0.00 $7,272,000.00
FXA-10$9,042,000.00        $0.00  $54,628.75     $0.00      $0.00 $9,042,000.00
FXA-11$2,178,000.00        $0.00  $13,158.75     $0.00      $0.00 $2,178,000.00
FXP     $105,078.01      $120.05 NA              $0.00      $0.00   $104,957.96
FXS   $3,452,285.88 NA            $23,015.24 NA             $0.00 $3,398,773.13
A-1           $0.00        $0.00       $0.00     $0.00      $0.00         $0.00
A-2     $954,968.07  $120,353.52   $5,769.60     $0.00      $0.00   $834,614.55
A-3   $2,173,000.00        $0.00  $14,033.96     $0.00      $0.00 $2,173,000.00
A-4   $1,650,290.00 NA            $10,658.12 NA             $0.00 $1,650,290.00
A-5     $381,903.79   $48,131.02   $2,864.28     $0.00      $0.00   $333,772.77
A-6   $7,912,000.00        $0.00  $46,153.33     $0.00      $0.00 $7,912,000.00
A-7   $2,283,000.00        $0.00  $13,317.50     $0.00      $0.00 $2,283,000.00
A-8   $6,858,000.00        $0.00  $40,005.00     $0.00      $0.00 $6,858,000.00
P       $370,951.21      $418.19 NA              $0.00      $0.00   $370,533.02
S       $589,270.82 NA             $3,805.71 NA             $0.00   $584,241.85
B-1   $6,944,765.83    $5,806.49  $45,623.47     $0.00      $0.00 $6,938,959.34
B-2   $2,671,063.25    $2,233.27  $17,547.48     $0.00      $0.00 $2,668,829.98
B-3   $1,495,795.25    $1,250.63   $9,826.59     $0.00      $0.00 $1,494,544.62
B-4   $1,004,319.44      $839.71   $6,597.85     $0.00      $0.00 $1,003,479.73
B-5     $534,212.44      $446.65   $3,509.50     $0.00      $0.00   $533,765.79
B-6     $705,165.86      $589.59   $4,632.57     $0.00      $0.00   $704,576.27
R             $0.00        $0.00       $0.00     $0.00 NA                 $0.00
RP            $0.00        $0.00       $3.41     $0.00 NA                 $0.00



                                 Interest
      Beginning     Principal    Amount      Remaining
Class Balance       Distributed  DistributiedBalance
FXA-1        0.00000      0.00000     0.00000   0.00000
FXA-2     1000.00000      0.00000     6.666671000.00000
FXA-3        0.00000      0.00000     0.00000   0.00000
FXA-4      244.41334     19.36807     1.50722 225.04527
FXA-5     1000.00000      0.00000     6.416671000.00000
FXA-6     1000.00000      0.00000     6.458331000.00000
FXA-7     1000.00000      0.00000     6.666661000.00000
FXA-8      109.52159      3.92880     0.91268 105.59279
FXA-9     1000.00000      0.00000     6.041671000.00000
FXA-10    1000.00000      0.00000     6.041671000.00000
FXA-11    1000.00000      0.00000     6.041671000.00000
FXP        518.14636      0.59197     0.00000 517.55439
FXS        376.71668      0.00000     2.51144 370.87732
A-1          0.00000      0.00000     0.00000   0.00000
A-2        131.88345     16.62112     0.79680 115.26233
A-3       1000.00000      0.00000     6.458331000.00000
A-4       1000.00000      0.00000     6.458331000.00000
A-5         17.70169      2.23093     0.13276  15.47076
A-6       1000.00000      0.00000     5.833331000.00000
A-7       1000.00000      0.00000     5.833331000.00000
A-8       1000.00000      0.00000     5.833331000.00000
P          516.57823      0.58236     0.00000 515.99587
S          207.69750      0.00000     1.34138 205.92496
B-1        979.90607      0.81930     6.43747 979.08678
B-2        979.90607      0.81930     6.43747 979.08678
B-3        979.90606      0.81930     6.43747 979.08677
B-4        979.90606      0.81930     6.43747 979.08676
B-5        979.90605      0.81929     6.43748 979.08676
B-6        979.90603      0.81930     6.43747 979.08673
R            0.00000      0.00000     0.00000   0.00000
RP           0.00000      0.00000   136.40000   0.00000





                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Financial Asset Securitization, Inc.


                                             By: /s/ Richard Tarnas
                                             Name:   Richard Tarnas
                                             Title: Vice President
                                             Bank One

Dated:  11/30/99